UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2022

INTELLIGENT BIO SOLUTIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39825	82-1512711
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

142 West, 57th Street, 11th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 828-8258

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On October 11, 2022, Intelligent Bio Solutions Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”) reporting, among other things, the completion of its acquisition of Intelligent Fingerprinting Limited (“IFP”), a company registered in England and Wales, pursuant to that certain Share Exchange Agreement, dated as of October 4, 2022, by and among IFP, the holders of all of the issued shares in the capital of IFP (the “Sellers”), and the Sellers’ representatives named therein.

On December 8, 2022, the Company filed Amendment No. 1 to Current Report on Form 8-K/A (the “First Amendment”) to amend Item 9.01 of the Initial Form 8-K in order to include the financial statements and pro forma financial information required by Item 9.01, which were excluded from the Initial Form 8-K in accordance with the provisions of that item. All other items in the Initial Form 8-K remained the same.

The sole purpose of this Amendment No. 2 to Current Report on Form 8-K/A is to file a corrected consent from UHY Haines Norton. The corrected consent from UHY Haines Norton, which is filed herewith as Exhibit 23.1, includes references to the Company’s Registration Statements on Form S-3 (No. 333-264218) and Form S-8 (No. 333-266571), which references were inadvertently omitted from the initial UHY Haines Norton consent filed as Exhibit 23.1 to the First Amendment. All other items in the Initial Form 8-K, and all other disclosures in the First Amendment, remain the same.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The historical audited financial statements of Intelligent Fingerprinting Limited as of December 31, 2020, and December 31, 2021, and the related notes thereto in accordance with IFRS, and the report of accounting firm thereon are filed as exhibits 99.2 to this Current Report on Form 8-K/A and incorporated by reference.

(b) Pro forma Financial Information.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.3 to this Current Report on Form 8-K/A

●	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2022
●	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 30, 2022
●	Unaudited Pro Forma Condensed Combined Statement of Operations for the three-month ended September 30, 2022
●	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(d) Exhibits

No.	Description
2.1	Share Exchange Agreement, dated as of October 4, 2022, by and among GBS INC., Intelligent Fingerprinting Limited, the Sellers Listed on Schedule I thereto, Jason Isenberg (as the RFA Sellers’ Representative), and Philip Hand (as the other Sellers’ Representative) (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
3.1	Certificate of Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock, par value $0.01 per share, of the Company, dated October 4, 2022, filed with the Secretary of State of Delaware on October 4, 2022 (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
10.1	Investors’ Rights Agreement, dated as of October 4, 2022, by and among the Company, The Ma-Ran Foundation, The Gary W. Rollins Foundation and Jason Isenberg, as the RFA Sellers’ Representative (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
10.2	Registration Rights Agreement, dated as of October 4, 2022, by and among the Company and the stockholders of the Company named therein (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
10.3	Registration Rights Agreement, dated as of October 4, 2022, by and among the Company and the stockholders of the Company named therein (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
10.4	Voting Agreement, dated as of October 4, 2022, by and among the Company and the stockholders of the Company named therein (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
10.5	Form of Voting Agreement, dated as of October 4, 2022, by and among the Company, the Sellers’ Representatives’ named therein and each of Spiro Sakiris, Harry Simeonidis and Christopher Towers (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
10.6	Extension Agreement, dated as of October 4, 2022, to Bridge Facility Agreement, dated as of June 16, 2022, between the Company and Intelligent Fingerprinting Limited (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
10.7	Deed of Amendment and Restatement, dated October 4, 2022, between Intelligent Fingerprinting Limited, Karin Briden and the Company (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
10.8	Deed of Amendment and Restatement, dated October 4, 2022, between Intelligent Fingerprinting Limited, Debra Coffey and the Company (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
10.9	Deed of Amendment and Restatement, dated October 4, 2022, between Intelligent Fingerprinting Limited, Thomas Johnson and the Company (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
10.10	Deed of Amendment and Restatement, dated October 4, 2022, between Intelligent Fingerprinting Limited, The Ma-Ran Foundation, The Gary W. Rollins Foundation and the Company (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
10.11	Deed of Amendment and Restatement, dated October 4, 2022, between Intelligent Fingerprinting Limited, John Polden and the Company (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
10.12	Deed of Amendment and Restatement, dated October 4, 2022, between Intelligent Fingerprinting Limited, Sennett Kirk III and the Company (incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
10.13	Deed of Amendment and Restatement, dated October 4, 2022, between Intelligent Fingerprinting Limited, Sennett Kirk III Exempt Trust and the Company (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
23.1	Consent of UHY Haines Norton
99.1	Press Release, dated October 4, 2022 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 11, 2022).
99.2	Audited financial statements of Intelligent Fingerprinting Limited for the years ended December 31, 2020, and 2021 (incorporated by reference to Exhibit 99.2 to the Company’s Amendment to Current Report on Form 8-K/A filed with the Commission on December 8, 2022).
99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2022; Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 30, 2022; Unaudited Pro Forma Condensed Combined Statement of Operations for the three-month ended September 30, 2022 (incorporated by reference to Exhibit 99.3 to the Company’s Amendment to Current Report on Form 8-K/A filed with the Commission on December 8, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2023
INTELLIGENT BIO SOLUTIONS INC.

	By:	/s/ Spiro Sakiris
	Name:	Spiro Sakiris
	Title:	Chief Financial Officer